SHORT-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2019
SHORT-TERM DEBT
Schedule of components of short-term debt

	As of December 31,
	2018	2019	2019
	RMB	RMB	US$
Short-term bank and other borrowings (i)	8,000	14,000	2,011
Convertible loans (ii)	17,961	24,568	3,529
Total	25,961	38,568	5,540

(i)The short-term borrowings in 2019 consists of an RMB8,000 and an RMB6,000 borrowing that has a fixed interest rate of 11% and 4.35%, respectively and are pledged by certain properties of the Group and Dr. Chris Chang Yu, and guaranteed by Dr. Chris Chang Yu.

(ii)During April to August of 2018, the Group issued convertible loans with an aggregate principal amount of US$2,500 to Jiaxing Zhijun Investment Management Co., Ltd. (“Zhijun”). The CL is originally due in one year and bears interest of 9% per annum if the conversion feature is not triggered. The CL is ultimately guaranteed by Dr. Chris Chang Yu’s personal assets.